SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2007 (May 14, 2007)

ENIGMA SOFTWARE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50561	20-2675930
(State or Other Jurisdiction or Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Stamford Landing, Suite 100, Stamford, CT 06902

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (888) 360-0646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 14, 2007, Enigma Software Group, Inc. issued a press release announcing its results of operations for the first quarter ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release of Enigma Software Group, Inc., dated May 14, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2007

ENIGMA SOFTWARE GROUP, INC.

By:	/s/ Alvin Estevez
Name: Alvin Estevez Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Enigma Software Group, dated May 14, 2007.